Blackstone Mortgage Trust, Inc. October 23, 2019 Third Quarter Results Exhibit 99.2

Blackstone Mortgage Trust

BXMT
originated
$3.7
billion
of
loans
in
the
third
quarter,
increasing
its
low
leverage
senior
loan
portfolio
to
$16.4
billion
In
3Q’19,
BXMT
generated
EPS
of
$0.56
and
Core
EPS
(a)
of
$0.64
BXMT Highlights
Information included in this presentation is as of or for the period ended September 30, 2019, unless otherwise indicated.
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Based on annualized dividend and BXMT closing price as of October 22, 2019.
(c)
Reflects ratio of Core Earnings to dividends declared.
(d)
Represents the twelve months ended September 30, 2019.
(e)
Includes $533 million of Non-Consolidated Senior Interests and investment exposure to the $994 million 2018 Single Asset Securitization through a $95 million subordinate risk retention interest as of September 30, 2019.
(f)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
Performing Loans
Dividend
Yield
(b)
100%
6.8%
110%
62%
LTM
Dividend
Coverage
(c)(d)
Loan-to-Value
(e)(f)
$3.7B
3Q‘19 Originations
LTM Portfolio Growth
(d)(e)
+$2.6B

Blackstone Mortgage Trust

Originations
Originations
$3.7
billion
of
originations
and
$199
million
of
fundings
under
existing
commitments
Originations
highlighted
by
a
€1.2
billion
loan
secured
by
top-tier
office
assets
in
Dublin
and
strong
West
Coast
activity
(49%
of
U.S.
deals)
Earnings &
Dividends
Earnings &
Dividends
EPS
of
$0.56
and
Core
Earnings
(a)
per
share
of
$0.64,
or
$86
million
Book
value
per
share
of
$27.82,
up
$0.62
YTD;
paid
$0.62
per
share
dividend
Third Quarter 2019 Results
Portfolio
Composition
Portfolio
Composition
Capitalization
Capitalization
Interest Rates
Interest Rates
$16.4
billion
(b)
portfolio
secured
by
institutional
quality
real
estate
in
major
markets
100%
performing
portfolio
with
a
weighted
average
origination
LTV
(b)(c)
of
62%
Added
$1.5
billion
of
credit
capacity,
including
new
facilities
and
upsizes
to
existing
facilities
$11.5
billion
(d)
diversified
asset-level
financing
structure;
2.6x
debt-to-equity
ratio
(e)
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Includes $533 million of Non-Consolidated Senior Interests as of September 30, 2019 and investment exposure to the $994 million 2018 Single Asset Securitization through a $95 million subordinate risk retention interest.
(c)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(d)
Includes $898 million from the 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet, and $533 million of Non-Consolidated Senior Interests.
(e)
Represents (i) total outstanding secured debt agreements, secured term loans, and convertible notes, less cash, to (ii) total equity.
(f)
A subset of BXMT loans carries LIBOR floors, which are set at various levels.
Floating
rate
assets
and
matched
liabilities
support
book
value
and
earnings
stability
Lower
LIBOR
mitigated
by
$3.5
billion
of
the
portfolio
(f)
with
in-the-money
floors

Blackstone Mortgage Trust

$2.48
$0.24
Earnings & Dividends
Earnings & Dividends
3Q
GAAP
EPS
of
$0.56
and
Core
Earnings
(a)
of
$0.64
per
share
$0.62
per
share
dividend
equates
to
a
6.8%
dividend
yield
(b)
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Based on annualized dividend and BXMT closing price as of October 22, 2019.
(c)
Represents the twelve months ended September 30, 2019. Retained Core Earnings refers to the amount of Core Earnings in excess of dividends paid for the periods presented.
(d)
Reflects ratio of Core Earnings to dividends declared.
$0.62
Quarterly
Dividend
Dividends Paid
Retained
Core Earnings
(a)
Book Value Per Share
LTM
Core
Earnings
Per
Share
(c)
110%
LTM
Dividend
Coverage
(d)
$26.52
$27.53
$27.82
3Q'17
3Q'18
3Q'19

Blackstone Mortgage Trust

$0.7
$1.4
Originations
Originations
$3.7
billion
of
originations
and
$730
million
of
net
fundings
in
3Q‘19
Blackstone
Real
Estate’s
scale
and
reach
provide
opportunities
to
access
attractive
investments
in
a
wide
range
of
markets
($ in billions)
3Q 2019 Portfolio Growth
(a)
Excluding
upsizes
and
loans
originated
in
the
Walker
&
Dunlop
joint
venture.
100% senior loans
100% floating rate
U.S., Ireland, Spain, and U.K.
3Q 2019 Origination Highlights
$321
million
average
loan
size
(a)
$0.7B
Net Fundings
Fundings
Repayments

Blackstone Mortgage Trust

Portfolio Composition
$16.4
billion
portfolio
(a)
composed
of
129
assets
secured
by
institutional
quality
real
estate,
with
72%
in
gateway
markets
High
quality
100%
performing
portfolio
with
low
weighted
average
LTV
(a)(b)
of
62%
Collateral Diversification
(a)
Weighted Average LTV
(a)(b)
62%
(a)
Total loan exposure includes $533 million of Non-Consolidated Senior Interests and investment exposure to the $994 million 2018 Single Asset Securitization through a $95 million subordinate risk retention interest as of September 30, 2019 .
(b)
Reflects weighted-average LTV as of the date investments were originated or acquired by BXMT.
ES
7%
AU
2%
HI
4%
U.K.
10%
States that comprise less than 1% of total loan portfolio
1%DEU
IL
7%
1%
CAN
OH
1%
NY
24%
MA
1%
NJ
1%
1%
WA
FL
4%
GA
3%
DC
2%
TN
1%
1%
TX
3%
CO
1%
1%
AZ
CA
17%
VA
6%
NV
1%
BE
Major Market Focus
(a)
Condo
49%
21%
14%
4%
2%
2%
1%
7%
Self-Storage
Retail
Industrial
Office
Hotel
Other
Multi
$16.4B
portfolio

Blackstone Mortgage Trust

Capitalization
Added
$1.5
billion
of
credit
capacity,
including
new
facilities
and
upsizes
to
existing
facilities
$11.5
billion
(a)
of
outstanding
asset-level
financing
on
a
market-leading,
match-funded
basis
(a)
Includes $898 million from the 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet, and $533 million of Non-Consolidated Senior Interests.
(b)
Includes $1.3 billion of consolidated securitized debt obligations as well as $898 million of securitized debt held by third-parties in the $994 million 2018 Single Asset Securitization, which is not consolidated
on
BXMT’s
balance
sheet.
Refer
to
BXMT’s
consolidated
financial
statements
for
further
discussion
of
the
subordinated
risk
retention
interest
related
to
the
2018
Single
Asset
Securitization.
(c)
Represents $533 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(d)
Represents (i) total outstanding secured debt agreements, secured term loans, and convertible notes, less cash, to (ii) total equity.
($ in billions)
Financing
(Outstanding Balance)
Credit Facilities
12 Credit Providers
Corporate Debt
Term Loan and Convertible Notes
Corporate Obligations
Senior Loan
Interests
(c)
$8.8
$1.1
$0.5
$9.9
Securitized
Debt
(b)
$2.2
CLO and Single Asset Securitizations
2.6x
Debt-to-Equity Ratio
(d)
Senior Syndications

Blackstone Mortgage Trust

-2.00%
-1.50%
-1.00%
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
97%
3%
Interest Rates
Floating
rate
assets
and
matched
liabilities
support
book
value
and
earnings
stability
Lower
LIBOR
mitigated
by
$3.5
billion
of
the
portfolio
(a)
with
in-the-money
floors
(a)
A subset of BXMT loans carries LIBOR floors, which are set at various levels.
(b)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments and therefore our net income. Reflects impact on net income, net of incentive fees, on U.S. dollar denominated portfolio. See Appendix for important disclosures.
(c)
Includes $533 million of Non-Consolidated Senior Interests and investment exposure to the $994 million 2018 Single Asset Securitization through a $95 million subordinate risk retention interest as of September 30, 2019.
Sensitivity to USD LIBOR
(b)
(Quarterly Earnings per Share)
Portfolio Fixed vs. Floating
(c)
(% of Total Investment Exposure)
Floating
Fixed
Change in USD LIBOR
Floors Protect Against
USD LIBOR Declines
$0.00
$0.02
$0.05
$0.07
$0.09
($0.01)
$0.00
$0.02
($0.01)

Appendix

Blackstone Mortgage Trust

2Q'19 Loans
Outstanding
Fundings
Repayments
3Q'19 Loans
Outstanding
Appendix –
Third Quarter 2019 Operating Results & Net Fundings
Net Fundings
(b)
($ in billions)
Operating Results
($ in millions)
$16.4
$15.8
($0.7)
$0.64
Core Earnings per Share
$0.56
Net Income per Share
$1.4
(c)
(d)
(a)
Primarily
represents
the
forward
points
earned
on
BXMT’s
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
BXMT’s
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in BXMT’s consolidated financial statements.
(b)
Excludes the impact of changes in foreign currency rates and related hedges for non-USD investments.
(c)
Includes $406 million Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a subordinate risk retention interest with an outstanding face amount of $97 million.
(d)
Includes $533 million of Non-Consolidated Senior Interests and investment exposure to the $994 million 2018 Single Asset Securitization through a subordinate risk retention interest with an outstanding face amount of $95 million.
GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
213.9
$
$    —
213.9
$
Interest Expense
(112.0)
—
(112.0)
Management and
Incentive Fees
(17.5)
—
(17.5)
General and Administrative
Expenses and Taxes
(1.2)
—
(1.2)
Non-Cash
Compensation
(7.8)
7.8
—
Hedging and Foreign
Currency Income, net
(a)
—
2.9
2.9
Net Income Attributable to
Non-controlling Interests
(0.5)
—
(0.5)
Total
74.9
$
10.7
$
85.6
$

Blackstone Mortgage Trust

Portfolio Details
(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date. Dates are not updated for subsequent loan modifications or upsizes.
(b)
Total loan amount reflects outstanding principal balance as well as any related unfunded loan commitment.
(c)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
September 30, 2019, three loans in our portfolio have been financed with an aggregate $533 million of Non-Consolidated Senior Interests, which are included in the table above. Portfolio excludes our $95 million subordinate risk retention interest in the $994 million 2018 Single Asset Securitization.
(d)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(e)
Consists of both floating and fixed rates. The weighted-average cash coupon and all-in yield are expressed in terms excluding the relevant floating benchmark rates, which include USD LIBOR, GBP LIBOR, EURIBOR,
BBSY, and CDOR, as of September 30, 2019.
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(a)
Loan
(b)(c)
Balance
(c)
Value
Maturity
(d)
Location
Type
SQFT / Unit / Key
LTV
(a)
Loan 1
Senior loan
3/22/2018
$  1,005
$  1,005
$  1,000
L + 3.15%
L + 3.40%
3/15/2023
Diversified -
Spain
Mixed-Use
n/a
71%
Loan 2
Senior loan
5/11/2017
753
700
698
L + 3.40%
L + 3.60%
6/10/2023
Washington DC
Office
$343 / sqft
62%
Loan 3
Senior loan
(c)
8/6/2015
454
454
83
5.75
%
5.77
%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 4
Senior loan
5/1/2015
355
345
344
L + 2.85%
L + 3.02%
5/1/2023
New York
Office
$437 / sqft
68%
Loan 5
Senior loan
1/7/2015
350
333
332
L + 2.50%
L + 2.76%
1/9/2021
New York
Office
$285 / sqft
53%
Loan 6
Senior loan
2/13/2018
330
330
330
L + 3.42%
L + 3.52%
3/9/2023
New York
Multi
$798,239 / unit
62%
Loan 7
Senior loan
10/23/2018
352
328
326
L + 3.40%
L + 3.72%
10/23/2021
New York
Mixed-Use
$556 / sqft
65%
Loan 8
Senior loan
3/31/2017
339
328
326
L + 3.50%
L + 3.87%
8/9/2023
Maui
Hotel
$431,810 /  key
61%
Loan 9
Senior loan
1/11/2019
295
295
291
L + 4.35%
L + 4.70%
1/11/2026
Diversified -
UK
Other
$291 / sqft
66%
Loan 10
Senior loan
11/30/2018
293
278
276
L + 2.85%
L + 3.20%
12/9/2023
New York
Hotel
$227,338 /  key
73%
Loan 11
Senior loan
11/30/2018
254
247
246
L + 2.80%
L + 3.17%
12/9/2023
San Francisco
Hotel
$363,291 /  key
73%
Loan 12
Senior loan
12/11/2018
310
242
239
L + 2.55%
L + 2.96%
12/9/2023
Chicago
Office
$203 / sqft
78%
Loan 13
Senior loan
7/31/2018
285
233
231
L + 3.10%
L + 3.54%
8/9/2022
San Francisco
Office
$585 / sqft
50%
Loan 14
Senior loan
5/9/2018
243
233
232
L + 2.60%
L + 3.03%
5/9/2023
New York
Industrial
$66 / sqft
70%
Loan 15
Senior loan
12/22/2017
225
225
224
L + 2.80%
L + 3.16%
1/9/2023
Chicago
Multi
$326,087 / unit
65%
Loans 16 -
128
Senior loans
Various
14,766
9,809
9,578
L + 3.37
%
(e)
L + 3.74
%
(e)
Various
Various
Various
Various
62%
Total/Wtd. avg.
$  20,608
$  15,383
$  14,755
L + 3.34
%
(e)
L + 3.68
%
(e)
3.6 yrs
64%
Cash
All-in
Coupon
Yield

Blackstone Mortgage Trust

Consolidated Balance Sheets
($ in thousands, except per share data)
September 30, 2019
December 31, 2018
Assets
Cash and cash equivalents
84,289
$
105,662
$
Loans receivable, net
14,755,072

14,191,200

Other assets
243,055

170,513

Total assets
15,082,416
$
14,467,375
$
Liabilities and equity
Secured debt agreements, net
8,790,604
$
8,974,756
$
Loan participations sold, net
—

94,418

Securitized debt obligations, net
1,288,389

1,285,471

Secured term loans, net
490,659

—

Convertible notes, net
612,263

609,911

Other liabilities
139,884

128,212

Total liabilities
11,321,799

11,092,768

Commitments and contingencies
—

—

Equity
Class A common stock, $0.01 par value
1,343

1,234

Additional paid-in capital
4,362,476

3,966,540

Accumulated other comprehensive loss
(33,394)

(34,222)

Accumulated deficit
(587,632)

(569,428)

Total Blackstone Mortgage Trust, Inc. stockholders' equity
3,742,793

3,364,124

Non-controlling interests
17,824

10,483

Total equity
3,760,617

3,374,607

Total liabilities and equity
15,082,416
$
14,467,375
$

Blackstone Mortgage Trust

Three Months Ended September 30,
Nine Months Ended September 30,
2019
2018
2019
2018
Income from loans and other investments
Interest and related income
213,873
$
203,107
$
662,001
$
550,011
$
Less: Interest and related expenses
111,957

97,955

347,536

255,677

Income from loans and other investments, net
101,916

105,152

314,465

294,334

Other expenses
Management and incentive fees
17,502

18,368

58,276

56,248

General and administrative expenses
9,741

8,443

28,951

25,897

Total other expenses
27,243

26,811

87,227

82,145

Income before income taxes
74,673

78,341

227,238

212,189

Income tax (benefit) provision
(721)

48

(573)

272

Net income
75,394
$
78,293
$
227,811
$
211,917
$
Net income attributable to non-controlling interests
(497)

(128)

(1,176)

(481)

Net income attributable to Blackstone Mortgage Trust, Inc.
74,897
$
78,165
$
226,635
$
211,436
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
134,536,683

116,203,140

128,485,701

111,251,864

Net income per share of common stock
0.56
$
0.67
$
1.76
$
1.90
$
Consolidated Statements of Operations
($ in thousands, except per share data)

Blackstone Mortgage Trust

Per Share Calculations
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
(Amounts in thousands, except per share data)
Three Months Ended
September 30, 2019
June 30, 2019
Net income
(a)
74,897
$
75,174
$
Non-cash compensation expense
7,754
7,754
Hedging and foreign currency income, net
(b)
2,898
3,237
Other items
78
58
Core Earnings
85,627
$
86,223
$
Weighted-average shares outstanding, basic and diluted
134,537
126,475
Core Earnings per share, basic and diluted
0.64
$
0.68
$
Three Months Ended
September 30, 2019
June 30, 2019
Stockholders’ equity
3,742,793
$
3,747,363
$
Shares
Class A common stock
134,289
134,288
Deferred stock units
252
245
Total outstanding
134,541
134,533
Book value per share
27.82
$
27.85
$
Three Months Ended
September 30, 2019
June 30, 2019
Net income
(a)
74,897
$
75,174
$
Weighted-average shares outstanding, basic and diluted
134,537
126,475
Earnings per share, basic and diluted
0.56
$
0.59
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(Amounts in thousands, except per share data)
LTM Ended
Sept 30,
2019
Sept 30,
2019
Jun 30,
2019
Mar 31,
2019
Dec 31,
2018
Net income
(a)
300,279
$
74,897
$
75,174
$
76,565
$
73,643
$
Non-cash compensation expense
30,942
7,754
7,754
7,768
7,666
Hedging and foreign currency income, net
(b)
11,348
2,898
3,237
3,271
1,942
Other items
625
78
58
95
394
Core Earnings
343,194
$
85,627
$
86,223
$
87,699
$
83,645
$
Weighted-average shares outstanding, basic and diluted
126,747
134,537
126,475
124,333
121,588
Net income per share, basic and diluted
2.38
$
0.56
$
0.59
$
0.62
$
0.61
$
Core Earnings
per share, basic and diluted
2.72
$
0.64
$
0.68
$
0.71
$
0.69
$
Three Months Ended,

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
(iv)
net
income
(loss)
attributable
to
our
legacy
portfolio,
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Earnings
Sensitivity
to
LIBOR:
Reflects
the
impact
on
net
income,
net
of
incentive
fees,
assuming
no
changes
in
credit
spreads,
portfolio
composition,
or
asset
performance.
Assumes
no
change
in
general
and
administrative
expenses,
management
fees,
or
other
non-interest
expenses
relative
to
those
incurred
for
the
quarter
ended
September
30,
2019.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2018,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.